Exhibit 32   Certification Pursuant to Section 906 Sarbanes-Oxley Act

CERTIFICATIONS
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bontan Corporation Inc.. (the "Company") on Form 20-F for the Fiscal Year ended March 31, 2003, as filed with the securities and exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

2.	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of September 3, 2003

By:

   /s/   Terence Robinson
   Title:  Chairman and Chief Executive Officer

By:

   /s/   Kamlesh Shah
   Title:  Chief Financial Officer